EXHIBIT  10.2

                          EXECUTIVE RETENTION AGREEMENT
                          -----------------------------


     THIS EXECUTIVE RETENTION AGREEMENT ("Agreement") is made this 24th day of January, 2002 (the "Effective Date"), by and between RockShox, Inc., a Delaware corporation (the "Corporation"), and Chris Birkett (the "Employee").

EXPLANATORY  STATEMENT
----------------------

          A. The Corporation is exploring various corporate transactional alternatives, one of which could involve a "Change of Control" (as defined below) of the Corporation.

          B. The Corporation desires to retain the Employee in its employment during any transition period that may be required in connection with any such Change of Control and the Employee is willing to remain in such employment in consideration of the payments to be made by the Corporation, upon the terms and conditions hereinafter provided.

          C. This Agreement does not affect the terms and provisions of any separate employment agreement between the Employee and the Corporation which shall remain in effect in accordance with its terms.

          NOW, THEREFORE, in consideration of the Explanatory Statement, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

          1.   EMPLOYMENT.
               ----------

               1.1     Period  of  Services.  The  Employee  hereby  agrees,  in
                       --------------------
consideration of the payments to be made in accordance with Section 3 below, to remain in the employment of the Corporation in his current position and at his current rate of pay (or such higher rate as may be authorized by the Corporation) from the period beginning on the date hereof and terminating upon the earlier of (x) the later to occur of June 30, 2002 and three months following the closing of a Change of Control (as defined below), should a Change of Control occur on or before June 30, 2002 (the "Retention Period"), (y) the written notice from the Corporation to the Employee that his services are no longer required by the Corporation and that his employment will terminate on the date specified in such notice

               1.2     Services.  The  Executive  shall  continue to perform the
                       --------
duties and responsibilities of his current position with the Corporation (unless such duties are altered by the Corporation or the Corporation terminates the employment of the Employee) during the Retention Period and shall provide such reasonable transition assistance in connection with the Change of Control as may be requested from time to time by the Corporation.


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               1.3     Change  of  Control.  For  purposes  of this Agreement, a
                       -------------------
"Change of Control" shall mean, after the Effective Date, the following (excluding any such transaction, event or occurrence in connection with, or as a result of, the bankruptcy of the Corporation):

                    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation,
(iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 1.3 or (v) any acquisition of beneficial ownership or voting power that remains subject to divestiture upon the occurrence of stated events; or

                    (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting


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from  such  Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (d) Approval by the respective stockholders of the Corporation, or the completion of any other required approval process, for a complete liquidation or dissolution of the Corporation.

          2.     TERM.  The  term  of this Agreement (the "Term") shall commence
                 ----
on the Effective Date and shall remain in effect until the last day of the Retention Period, provided, however, that certain provisions contained herein shall remain in full force and effect after the end of the Term in accordance with their specific terms.

          3.     PAYMENT  OF  RETENTION  BONUS.  Subject  to  the  provisions of
                 -----------------------------
Section 4 hereof, in the event that a Change of Control occurs on or prior to June 30, 2002, in return for Employee's agreements hereunder, the Corporation shall pay the Employee on the date of closing of such Change of Control an amount equal to $125,000.00 (the "Retention Bonus"). The payment of the Retention Bonus shall be subject to all required withholdings of tax and other items.

          4.     EFFECT  OF  TERMINATION OF EMPLOYMENT PRIOR TO END OF RETENTION
                 ---------------------------------------------------------------
PERIOD.  In  the  event  that a Change of Control occurs on or prior to June 30,
------
2002:

               (a) If the Employee voluntarily terminates employment prior to the end of the Retention Period, the Employee shall not be entitled to the payment of any portion of the Retention Bonus and shall be obligated to return promptly all of such Retention Bonus to the Company.

               (b) If the Corporation terminates the employment of the Employee for "cause" at any time prior to the end of the Retention Period, the Employee shall only be entitled to a prorated portion of the Retention Bonus (based on the number of days during the Retention Period before Employee's termination divided by the total number of days in the Retention Period) and shall be obligated to return promptly the remainder (i.e., not including such prorated portion) of such Retention Bonus to the Company. For this purpose, "Cause" shall mean (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Corporation or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), which failure shall continue for ten days after a written demand for substantial performance is delivered to the Employee by the Board of Directors of the Corporation (the "Board") or the Chief Executive Officer of the Corporation which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Employee has not substantially performed the Employee's duties, or (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Corporation. A determination of termination "for cause" may only be made by a unanimous vote of the full Board of Directors of the Corporation (excluding, if applicable, the Employee) acting in good faith at an actual meeting in person of such Board.

               (c) If the Employee's employment with the Corporation is terminated by the Corporation during the Retention Period other than for Cause, the Employee shall be entitled to retain the Retention Bonus in full.

               (d) If the Employee's employment with the Corporation terminates prior to the end of the Retention Period because of his death or "disability," he shall be entitled to retain the Retention Bonus in full. The Employee shall be deemed to be "disabled" if he meets the definition of disability (as reasonably determined by the Corporation) for long-term disability benefits under the Corporation's long-term disability employee welfare benefit plan.

          5.   CONFIDENTIAL  INFORMATION.
               -------------------------

               5.1     Scope  of  Confidential  Information.  The  Employee
                       ------------------------------------
acknowledges that in the Employee's employment hereunder, the Employee will be making use of, acquiring and adding to the Corporation's trade secrets and its confidential and proprietary information of a special and unique nature and value relating to such matters as, but not limited to, the Corporation's business operations, internal structure, financial affairs, programs, software, systems, procedures, manuals, plans, products, services, confidential reports, lists of clients and prospective clients and sales and marketing methods, as well as the amount, nature and type of services, equipment and methods used and preferred by the Corporation's clients and the fees paid by such clients, all of which shall be deemed to be confidential information. The Employee acknowledges that such confidential information has been and will continue to be of central importance to the business of the Corporation and that disclosure of it to or its use by others could cause substantial loss to the Corporation. In consideration of employment by the Corporation, the Employee agrees that during the Term and upon and after leaving the employ of the Corporation for any reason whatsoever, the Employee shall not, for any purpose whatsoever, directly or indirectly, divulge or disclose to any person or entity any of such confidential information which was obtained by the Employee as a result of the Employee's employment with the Corporation or any trade secrets of the Corporation, but shall hold all of the same confidential and inviolate.

               5.2     Scope  of  Confidential  Records.  All  contracts,
                       --------------------------------
agreements, financial books, records, instruments and documents; client lists; memoranda; data; reports; programs; software; tapes; Rolodexes; telephone and address books; letters; research; card decks; listings; programming; and any other instruments, records or documents relating or pertaining to clients serviced by the Corporation or the Employee, the Services rendered by the Employee, or the business of the Corporation (collectively, the "Records") shall at all times be and remain the property of the Corporation. Upon termination of the Employee's employment with the Corporation for any reason whatsoever, the

Employee shall return to the Corporation all Records (whether furnished by the Corporation or prepared by the Employee), and the Employee shall neither make nor retain any copies of any of such Records after such termination.

          6.   RESTRICTIVE  COVENANTS.
               ----------------------

               6.1     Scope  of  Non-Compete.  The Corporation and the Employee
                       ----------------------
acknowledge and agree that the Employee's Services are of a special and unusual character which have a unique value to the Corporation, the loss of which cannot be adequately compensated by damages in an action at law and if used in competition with the Corporation could cause serious harm to the Corporation. Further, the Employee and the Corporation also recognize that an important part of the Employee's duties will be to develop good will for the Corporation through his personal contact with customers and others having business relationships with the Corporation, and that there is a danger that this good will, a proprietary asset of the Corporation, may follow the Employee if and when his relationship with the Corporation is terminated. Accordingly, the Employee covenants that for a period of one year after the Employee ceases to be employed by the Corporation for any reason whatsoever, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly within any state or foreign country in which the Corporation sells or markets in products:

                    6.1.1 Offer to render any services or solicit the rendition of any services which were rendered by the Corporation during the two year period immediately preceding such cessation of the Employee's employment with the Corporation to any suppliers or customers of the Corporation.

                    6.1.2 Solicit for employment or employ to or for the benefit or account of the Employee or to or for the benefit or account of any other person or entity any employee of the Corporation, nor shall the Employee urge, directly or indirectly, any suppliers or customers of the Corporation to discontinue, in whole or in part, business with the Corporation or not to do business with the Corporation.

                    6.1.3 Engage, either as a consultant, independent contractor, proprietor, stockholder (of more than 5% of the company in question), partner, officer, director, employee or otherwise, in the business of manufacturing, marketing or selling mountain bicycle shock absorbers, if such activity will directly compete with the Corporation in the same line of business conducted by the Corporation in the applicable state or foreign country.

               6.2     Severability  of  Non-Compete.  The  Employee agrees that
                       -----------------------------
the covenants contained in Section 6.1 and its sub-paragraphs are reasonable with respect to its duration, geographical area and scope. However, the parties hereto agree that to the extent that any provision or portion of Section 6 of this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by an arbitrator pursuant to Section 8.1, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law.

               6.3     Equitable  Remedies.  As the violation by the Employee of
                       -------------------
the provisions of Sections 5 and 6 of this Agreement would cause irreparable injury to the Corporation, and there is no adequate remedy at law for such violation, the Corporation shall have the right, in addition to any other remedies available at law or in equity, to enjoin the Employee in a court of equity from violating such provisions.

               6.4     Condition  Precedent.  The  provisions of Sections 6.1.1,
                       --------------------
6.1.2, 6.1.3 and 6.1.4 of this Agreement are cumulative. Compliance with Sections 6.1.1, 6.1.2, 6.1.3 and 6.1.4 of this Agreement is a condition precedent to the Corporation's obligation to make any payments of any nature to the Employee, whether under this Agreement or otherwise. Nothing in this Agreement shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for a breach or threatened breach of Sections 5 and 6 of this Agreement.

               6.5     Inter-relationship  with  Other  Provisions.  Nothing  in
                       -------------------------------------------
Section 6 shall reduce or abrogate the Employee's obligations under Section 1 during the term of this Agreement.

          7.     NOTICES.  All  notices  and  other  communications  required or
                 -------
permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received if and when either hand delivered and a signed receipt is given therefor or mailed by registered or certified U.S. mail, return receipt requested, postage prepaid, and if to the Corporation to:


and if to the Employee to:


or at such other address as either party hereto shall notify the other of in writing.

          8.   MISCELLANEOUS.
               -------------

               8.1     Formal Arbitration.  Any controversy or claim arising out
                       ------------------
of or relating to this Agreement, or the breach thereof, shall be settled by final and binding arbitration pursuant to the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA"). The arbitration shall be conducted in Denver, Colorado with a single arbitrator selected by both parties in accordance with the AAA Rules. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The completion of binding arbitration shall be a condition precedent to the commencement of any civil action in any court of competent jurisdiction to enter the final decision of the arbitrator.

               8.2     Successors  and Assigns.  This Agreement shall be binding
                       -----------------------
upon and inure to the benefit of the Corporation, its successors and assigns. The Corporation will require any successor, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall be binding upon the Employee and his heirs, personal and legal representatives, and guardians, and shall inure to the benefit of the Employee. Neither this Agreement nor any part hereof or interest herein shall be assigned by the Employee.

               8.3     Modifications.  The  terms  and  provisions  of  this
                       -------------
Agreement may not be modified except by written instrument duly executed by each party hereto.

               8.4     Governing  Law.  This  Agreement shall be governed by and
                       --------------
enforced and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.

               8.5     Entire  Agreement.  This Agreement sets forth the entire,
                       -----------------
integrated understanding and agreement of the parties hereto with respect to the subject matter hereof.

               8.6     Headings.  The  headings  of  this Agreement are included
                       --------
for the convenience of reference and shall be given no effect in the construction of this Agreement.

               8.7     Specific Performance/Waiver.  In the event of a breach of
                       ---------------------------
this Agreement, the non-breaching party hereto may maintain an action for specific performance against the party hereto who is alleged to have breached any of the terms, conditions, representations, warranties or agreements, herein contained. Anything contained herein to the contrary notwithstanding, this Section shall not be construed to limit in any manner whatsoever any other rights or remedies an aggrieved party may have by virtue of any breach of this Agreement. Each of the parties hereto shall have the right to waive compliance with or the fulfillment, satisfaction or enforcement of any warranty, representation, covenant, promise, agreement or condition herein set forth, but the waiver by any party of such right shall not be deemed a waiver of compliance with or fulfillment, satisfaction or enforcement of any other warranty, representation, covenant, promise, agreement or condition herein set forth or to seek redress for any breach thereof on any subsequent occasion, nor shall any such waiver be deemed effective unless in writing and signed by the party so waiving.

               8.8     Survival.  The Employee agrees that the covenants made in
                       --------
Sections 5 and 6 of this Agreement shall survive the termination of this Agreement.

               8.9     Expenses.  Except  as  otherwise  set  forth  in  this
                       --------
Agreement, each party shall pay its own expenses in connection with this Agreement and the performance of the transactions and obligations contemplated by this Agreement.

          8.10     Arbitration. Any  controversy  or  claim  (including, without
                   -----------
limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration administered


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by  the  American  Arbitration  Association  (the  "AAA")  under  its Commercial
Arbitration Rules ("Rules"), and shall be held in Colorado Springs, Colorado. The Colorado rules of evidence shall control the admission of evidence into the arbitration proceeding. Any dispute submitted for arbitration shall be referred to a single arbitrator mutually selected by the parties If no such agreement is reached, a neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The parties agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

     IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement the day and year first hereinabove set forth.

                                     CORPORATION
                                     -----------
ATTEST:


                                     By:  /s/  Bryan  Kelln
                                        -------------------------------------
                                        President and Chief Executive Officer


WITNESS:                             EMPLOYEE
                                     --------


                                          /s/  Chris  Birkett
                                        -------------------------------------

                   AMENDMENT TO EXECUTIVE RETENTION AGREEMENT

ROCKSHOX, INC (the "Corporation") and Chris Birkett ("Executive") have entered into an Executive Retention Agreement dated January 24th, 2002 (the "Agreement").

WHEREAS, the Corporation and Executive desire to make it clear that the payment of the Retention Bonus under the Agreement will suffice as full severance for Executive in the event that Executive's employment is terminated without cause during the Retention Period (as defined under the Agreement);

NOW,  THEREFORE  the  following  amendments  be  made:

     1.1 Severance - The Agreement shall be amended to add the following new sentence at the end of Section 3 thereof:

          "The payment of the Retention Bonus shall be (in addition to serving the purposes set forth herein) in lieu of any severance benefits otherwise due to the Executive as a result of any termination without cause of the Executive during the Retention Period."

     Except as expressly modified hereby, all of the terms and conditions of the Agreement remain intact.


                         ROCKSHOX,  INC:
                         --------------

                              /s/  Bryan  Kelln
                              -----------------
                              Bryan Kelln, President and Chief Executive Officer

                              Date:  February 21, 2002

                         EXECUTIVE:
                         ---------

                              /s/  Chris  Birkett
                              -------------------
                              Chris  Birkett

                              Date:  February 21, 2002



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